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                                                                Exhibit 10.24

                                   AMENDMENT


            THIS AMENDMENT ("Amendment") to the Amended and Restated Limited Partnership Agreement of SLC Operating Limited Partnership is made and entered into this 14th day of May, 1996, by and among Starwood Lodging Corporation, a Maryland corporation, as the managing general partner, and the General and Limited Partners of SLC Operating Limited Partnership, a Delaware limited partnership ("Operating Partnership"), which was formed pursuant to the provisions of that certain Limited Partnership Agreement of the Operating Partnership dated as of December 15, 1994, and amended and restated as of June 29, 1995 ("Operating Partnership Agreement"). All capitalized terms not defined herein shall have the same meaning as in the Operating Partnership Agreement.


                                R E C I T A L S

            WHEREAS, the Managing General Partner desires to amend the Operating Partnership Agreement as set forth in this Amendment; and

            WHEREAS, the General and the Limited Partners have been informed and do hereby unconditionally consent to such amendment;

            NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:


      SECTION 1. Effective as of the date first above written, Section 6.1(c)(iii) is hereby amended and restated in its entirety as follows:

                           (iii) Allocations Respecting Section 704(c) of the Code and Revaluations. Property contributed to the Partnership shall be subject to Section 704(c) of the Code and the Regulations thereunder so that, notwithstanding paragraph (b) hereof, taxable gain from disposition, taxable loss from disposition and tax depreciation with respect to Partnership property that is subject to Section 704(c) of the Code and/or
      Section 1.704-1(b)(2)(iv)(f) of the Regulations (collectively "Section 704(c) Tax Items") shall be allocated on a property by property basis in accordance with said Code Section and/or the Regulations thereunder, as the case may be. The allocation of Section 704(c) Tax Items shall be made pursuant to any reasonable method selected by the General Partner in its discretion authorized under Section 1.704-3 of the Regulations. Allocations pursuant to this Section 6.1(c)(iii) are solely for purposes of federal, state, and local taxes and shall not affect, or in any way be taken into account

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      in computing, the Capital Account or share of Net Income, Net Loss, other items, or distributions of any holder of Units pursuant to any provision of this Agreement.


      SECTION 2. Effective as of the date first above written, Sections 4.1(f) and 7.4 are hereby amended by replacing "1996" with "1997."


      SECTION 3. Effective as of the date first above written, Section 11.1 is hereby amended and restated in its entirety as follows:

                  11.1  Amendments

                        (a) This Agreement may not be amended unless such amendment is approved by the Managing General Partner with the Consent of the Limited Partners, except as provided below in this Section 11.1.

                        (b) Notwithstanding Section 11.1(a), the Managing General Partner shall have the power, without the Consent of the Limited Partners but after five (5) Business Days notice to the Partners, to amend this Agreement as may be required to facilitate or implement any of the following purposes:

                              (1) to add to the obligations of the Managing General Partner for the benefit of the Limited Partners;

                              (2) to reflect the admission, substitution, termination or withdrawal of Partners after the date hereof in accordance with Section 4.1(d) or Article 9 of this Agreement, provided that the Managing General Partner shall not be required to give the notice referred to in the first paragraph of this subsection (b) in respect of a transfer of Partnership Interests or Units upon the exercise of Rights, or in respect of the transactions described in Section 4.1(f);

                              (3) to set forth the rights, powers, duties, and preferences of the holders of any additional Partnership Interests issued pursuant to Article 4 hereof;

                              (4) to reflect a change that is of an
      inconsequential nature and does not adversely affect the Limited Partners, or to cure any ambiguity, correct or supplement any provision in this Agreement not inconsistent with law or with other provisions, or make other changes with respect to matters arising under this Agreement that will not be inconsistent with law or with the provisions of this Agreement;



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                              (5) to satisfy any requirements, conditions, or
      guidelines contained in any order, directive, opinion, ruling or regulation of a federal or state agency or contained in federal or state law;

                              (6) to prevent all or any portion of the assets of the Partnership from being deemed pursuant to United States Department of Labor Regulation Section 2510.3-101 or otherwise pursuant to ERISA or the Code to be, for any purpose of ERISA or Section 4975 of the Code, assets of any Restricted Entity;

                              (7) to prevent the Partnership from being characterized as a "publicly traded partnership" pursuant to Section 7704 of the Code and the Regulations thereunder;

                              (8) to enable SLT to satisfy the REIT
      Requirements; and

                              (9) to maintain the Partnership's characterization as a partnership for tax purposes.

                        (c) Notwithstanding Sections 11.1(a) and (b) hereof, except in furtherance of Sections 11.1(b)(7), (8) or (9) hereof, this Agreement shall not be amended without the prior written consent of each Partner materially adversely affected if such amendment would (i) convert a Limited Partner's interest in the Partnership into a general partner's interest, (ii) modify the limited liability of a Limited Partner, (iii) alter rights of the Partners to receive allocations and distributions pursuant to Article 6 or Section 8.2 hereof (except as permitted pursuant to Article 4 and Sections 11.1(b)(3) and 11.1(d) hereof), (iv) alter or modify the Rights set forth in the Exchange Rights Agreement or the Registration Rights Agreement except in compliance therewith, (v) alter such Partner's right to transfer its Partnership Interest, (vi) amend
      Section 7.8, 7.9 or 10.8 hereof or (vii) amend Section 11.1(c) or 11.1(d) hereof.


      SECTION 4. The location of the principal place of business of the Partnership is hereby changed to 11835 West Olympic Boulevard, Suite 675, Los Angeles, California 90064. The notice address of each of the General Partners is hereby changed to

                  11835 West Olympic Boulevard, Suite 675
                  Los Angeles, California 90064
                  Attention:  Kevin E. Mallory, Executive Vice President
                  Fax:  310/575-9143


      SECTION 5. Except as otherwise provided in this Amendment, each and every provision of the Operating Partnership Agreement remains in full force and effect.



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            IN WITNESS WHEREOF, the parties hereto have executed this Amendment or caused this Amendment to be executed on their behalf as of the date first above written.


                        MANAGING GENERAL PARTNER:

                        STARWOOD LODGING CORPORATION, a Maryland corporation

                        By:  ____________________________________
                        Name:
                        Title:


                        GENERAL PARTNERS:

                        COLUMBUS OPERATORS, INC.

                        By:  ____________________________________
                        Name:
                        Title:


                        HOTEL INVESTORS OF ARIZONA, INC.

                        By:  ____________________________________
                        Name:
                        Title:


                        HOTEL INVESTORS OF MICHIGAN, INC.

                        By:  ____________________________________
                        Name:
                        Title:


                        HOTEL INVESTORS OF VIRGINIA, INC.

                        By:  ____________________________________
                        Name:
                        Title:




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                        WESTERN HOST, INC.

                        By:  ____________________________________
                        Name:
                        Title:


                        HOTEL INVESTORS CORPORATION OF NEVADA

                        By:  ____________________________________
                        Name:
                        Title:


                        HOTEL INVESTORS OF NEBRASKA, INC.

                        By:  ____________________________________
                        Name:
                        Title:


                        LIMITED PARTNERS:
                        -----------------

                        BERL HOLDINGS, L.P.

                        By BERL HOLDINGS I, INC., General Partner

                        By:  ____________________________________
                        Name:
                        Title:


                        STARWOOD-APOLLO HOTEL PARTNERS VIII, L.P.

                        By SAHI, INC., General Partner

                        By:  ____________________________________
                        Name:
                        Title:



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                        STARWOOD-APOLLO HOTEL PARTNERS IX, L.P.

                        By SAHI, INC., General Partner

                        By:  ____________________________________
                        Name:
                        Title:


                        STARWOOD-NOMURA HOTEL INVESTORS, L.P.

                        By SNHI, INC., General Partner

                        By:  ____________________________________
                        Name:
                        Title:


                        STARWOOD/WICHITA INVESTORS, L.P.

                        By STARWOOD OPPORTUNITY FUND II, L.P.

                        By STARWOOD CAPITAL GROUP, L.P., General
                        Partner

                                    By BSS CAPITAL PARTNERS, L.P., General
                                    Partner

                                          By STERNLICHT HOLDINGS, II, INC.,
                                          General Partner

                                          By: ________________________________
                                          Name:
                                          Title:


                        STARWOOD-HUNTINGTON PARTNERS, L.P.

                        By SRL HOLDINGS, INC., General Partner

                        By:  ____________________________________
                        Name:
                        Title:



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                        WOODSTAR PARTNERS I, L.P.

                        By STARWOOD CAPITAL GROUP, L.P., General Partner

                              By BSS CAPITAL PARTNERS, L.P., General Partner

                                    By STERNLICHT HOLDINGS, II, INC., General
                                    Partner

                                    By:  ____________________________________
                                    Name:
                                    Title:


                        FIREBIRD CONSOLIDATED PARTNERS, L.P.,

                        By STARWOOD OPPORTUNITY FUND II, L.P., General
                        Partner

                              By STARWOOD CAPITAL GROUP, L.P., General
                              Partner

                                    By BSS CAPITAL PARTNERS, L.P., General
                                    Partner

                                          By STERNLICHT HOLDINGS, II, INC.,
                                          General Partner

                                          By: ________________________________
                                          Name:
                                          Title:





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